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                                                                   EXHIBIT 10.31

                                             (EXHIBIT A TO THE CREDIT AGREEMENT)

                       [FORM OF ASSIGNMENT AND ACCEPTANCE]


                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Credit Agreement dated as of December 19, 1997 (as amended, supplemented or otherwise modified and in effect on date hereof, the "Credit Agreement") among Iridium Operating LLC, a Delaware limited liability company, the lenders named therein, the Global Arrangers, The Chase Manhattan Bank, as administrative agent for such lenders and or collateral agent, and Barclays Capital, the investment banking division of Barclays Bank PLC, as documentation agent thereunder. Terms defined in the Credit Agreement are used herein with the same meanings.

                  The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with unpaid interest accrued on the assigned Loans to the Assignment Date, and the amount, if any, set forth below of the fees accrued to the Assignment Date for the account of the Assignor. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company, any of its Subsidiaries or any other Project Party or the performance or observance by the Company, any of its Subsidiaries or any other Project Party of any of their respective obligations under the Credit Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto.

                  The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received such documents and



                            Assignment and Acceptance
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information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other person that has become a Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (d) appoints and authorizes (i) the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents to which it is a party as are delegated to the Administrative Agent by the terms thereof and (ii) the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents to which it is a party as are delegated to the Collateral Agent by the terms thereof, together, in each case, with such powers as are incidental thereto.

                  This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.15(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an administrative questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 11.04(b) of the Credit Agreement.

                  This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.



                            Assignment and Acceptance
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Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("Assignment Date"):


                          Percentage Assigned of

                          Facility/Commitment

                          (set forth, to at

                                                    least 8 decimals, as a
                                                    percentage of the
                                                    Facility and the
                                                    aggregate Commitments
                          Principal Amount          of all Lenders
Facility                  Assigned                  thereunder

Commitment Assigned:      $

Loans:
                                                                             %



Fees Assigned (if any):


The terms set forth above are hereby agreed to as of [_____________]:

                                        [NAME OF ASSIGNOR], as Assignor


                                        By_____________________________
                                          Name:
                                          Title:

                                        [NAME OF ASSIGNEE], as Assignee




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                                     By______________________________
                                       Name:
                                       Title:


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The undersigned hereby consent to the within assignment:(1)

IRIDIUM OPERATING LLC



By_________________________
   Name:
   Title:


THE CHASE MANHATTAN BANK,
  as Administrative Agent



By_________________________
   Name:
   Title:
--------

(1) Consents to be included to the extent required by Section 11.04(b) of the Credit Agreement.


                            Assignment and Acceptance